SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            Form 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 30, 1994




              ROCKEFELLER CENTER PROPERTIES, INC.
     (Exact name of registrant as specified in its charter)




    Delaware                  1-8971               13-3280472
(State or other           (Commission File      (IRS Employer
jurisdiction of           Number)               Identification No.


       1270 Avenue of the Americas New York, N.Y.  10020
     (Address of principal executive offices)    (Zip Code)


 Registrant's telephone number, including area code:  (212) 698-1440

Item 5.   Other Events.

          Rockefeller Center Properties, Inc. (the "Company") has issued a press release announcing its intent pursuant to the Loan Agreement dated as of September 19, 1985 among the Company, RCP Associates and Rockefeller Center Properties (RCP Associates and Rockefeller Center Properties together referred to as the "Borrowers"), as amended (the "Loan Agreement"), to record the New Mortgage (as defined in the Loan Agreement) at the expense of the Borrowers.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               The following is being filed as an exhibit to this Report:

           (99.2)    Press Release dated August 30, 1994.


                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


                              ROCKEFELLER CENTER PROPERTIES, INC.
                                        (Registrant)



                              By:/s/RICHARD M. SCARLATA
                                 Name:     Richard M. Scarlata
                                 Title:    Senior Vice President
                                           Finance & Administration


Dated:  August 30, 1994